Award Timing Disclosure	12 Months Ended
Sep. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing Method	we do not grant new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information. We do not otherwise have a formal policy or practice with respect to the timing of awards of such options in relation to the disclosure of material nonpublic information. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.
Award Timing Predetermined	false
MNPI Disclosure Timed for Compensation Value	false